                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                         LOCAL FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                           LOCAL FINANCIAL CORPORATION
                              3601 N.W. 63rd Street
                          Oklahoma City, Oklahoma 73116
                             Telephone: 405-841-2100
                                Fax: 405-841-2289


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 28, 2003


To the Stockholders:

     Local Financial Corporation will hold an Annual Meeting of Stockholders (the "Annual Meeting") on Wednesday, May 28, 2003, at 10:00 a.m., Central Time, Waterford Marriott Hotel located at 6300 Waterford Blvd., Oklahoma City, Oklahoma. The stockholders will meet to consider:

     (1)  Electing two directors, each to serve for a term of three years;

     (2) Ratifying the selection of KPMG LLP as independent auditors of Local Financial Corporation for the year ending December 31, 2003; and

     (3)  Transacting other business incident to the Annual Meeting.

     The record date for the Annual Meeting is March 31, 2003. Only stockholders of record at the close of business on that date can vote at the Annual Meeting.

     We hope you will attend the Annual Meeting. IF YOU DO NOT PLAN TO ATTEND, PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED OR USE THE INTERNET ADDRESS OR THE TOLL-FREE TELEPHONE NUMBER INDICATED ON THE ENCLOSED CARD. TO ENCOURAGE THE USE OF PROXIES, WE HAVE ENCLOSED A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE FOR YOUR USE.


                                           Sincerely,



                                        Alan L. Pollock
                                           Secretary

April 11, 2003

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 28, 2003


     Local Financial Corporation ("Local Financial", "We"or the "Company") furnishes this Proxy Statement to inform its stockholders about the upcoming Annual Meeting of stockholders ("Annual Meeting"). To encourage stockholder participation, we are soliciting proxies to be used at the Annual Meeting.

     We are mailing this Proxy Statement and the accompanying proxy card to stockholders on or about April 11, 2003.

GENERAL INFORMATION


     Who Votes. If you hold shares as of March 31, 2003 (the "Record Date"), you may vote at the Annual Meeting. On March 5, 2003, the Company had 17,802,923 shares of common stock outstanding. Each share is entitled to one vote.

     HOW TO VOTE. YOU CAN VOTE IN ONE OF FOUR WAYS. YOU CAN VOTE BY MAIL, IN PERSON AT THE MEETING, AT THE INTERNET ADDRESS OR BY USING THE TOLL-FREE TELEPHONE NUMBER INDICATED ON THE PROXY CARD.

     You may vote by mail by completing and signing the proxy card that accompanies this Proxy Statement and promptly mailing it in the enclosed envelope. We will vote your shares according to your instructions. You can tell us to vote for all, either or none of the nominees for director. You can tell us to approve, disapprove, or abstain from voting on the independent auditors. We have provided information about the director nominees and the independent auditors in the following pages of this Proxy Statement. If you return a signed proxy card, but do not give any instructions, we will vote your shares as recommended by our Board of Directors.

     You may vote in person. If you attend the Annual Meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the meeting.

     You may vote by logging on to the Internet address indicated on your proxy card and following the instructions at that site.

     You may vote using the toll free telephone number indicated on your proxy card and following the instructions provided.

     Voting Shares In "Street Name." If your shares are held in "street name", your bank or brokerage firm is the record holder of your shares. We will send proxy materials to the record holder and it will forward those materials to you. To vote your shares, you must instruct your bank or brokerage firm according to the directions it provides you. If you do not instruct your bank or brokerage firm, it can vote your shares with respect to certain "discretionary" items (such as the election of directors and the ratification of the independent auditors), but cannot vote your shares with respect to certain "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes".

     If your shares are held in street name and you wish to vote in person at the Annual Meeting, you will need to obtain a proxy from your bank or brokerage firm.

     Changing Your Proxy. You can change or cancel your proxy at any time before we vote your shares in any of three ways:

     (1)  By giving the Secretary a written cancellation;

     (2)  By giving a later signed proxy; or

     (3)  By voting in person at the Annual Meeting.

     Counting the Necessary Votes. Directors are elected by a plurality of votes, which means that the two director nominees (the number of positions to be filled) receiving the highest number of votes will be elected. To ratify the independent auditors, this item must receive a majority of the votes cast at the Annual Meeting. If any incidental business is transacted at the Annual Meeting, the incidental business must receive a majority of the votes cast at the Annual Meeting.

     The presence in person or by proxy of at least a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. Under rules applicable to broker-dealers, the proposals for the election of directors and the ratification of the independent auditors are considered to be "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished instructions. Accordingly, there will be no "broker non-votes" on the proposals presented at the Annual Meeting.

     Confidentiality of Voting. We will keep your vote confidential. Your vote will be known only to the inspector of election and others involved in the tabulation. The inspector will not disclose your vote to the directors or the executive officers. We will not disclose your vote unless (i) we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding), or (ii) there is a contested election for the Board of Directors. The inspector of elections will forward any written comments that you make on the proxy card to management without providing your name, unless you expressly request disclosure on your proxy.

     Incidental Business. Proxies customarily ask for authority to transact other business that may come before the Annual Meeting. Much of this business is procedural, such as a vote on adjournment. Except for the election of directors and ratification of the independent auditors, we do not know of any substantive business to be presented or acted upon at the Annual Meeting. Under our Bylaws, no substantive business besides that stated in the meeting notice may be transacted at any meeting of stockholders. If any matter is presented at the Annual Meeting on which a vote may properly be taken, the designated proxies will vote your shares as they think best unless you otherwise direct.


                                     ITEM 1
                              ELECTION OF DIRECTORS

     Two directors will be elected at this year's Annual Meeting. Each director will serve for a three-year term ending at the 2006 Annual Meeting or until he is succeeded by another qualified director who has been elected.

     We will vote your shares as instructed by you on the enclosed proxy form. If you sign, date and return the proxy form, but do not specify how you want your shares voted, we will vote your shares for the election of the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that other person. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

     No director, executive officer or nominee for director of the Company is related to any other director or executive officer of the Company by blood, marriage or adoption. The two nominees for director are presently members of the Board of Directors.

                THE COMPANY RECOMMENDS VOTING "FOR" THE NOMINEES.

BIOGRAPHICAL INFORMATION


     The following table sets forth the name and age of each director and director nominee, the year he became a director, and the year his term of service will end.


                                            DIRECTOR          TERM
            NAME                AGE          SINCE           EXPIRES          POSITION
     ----------------------   --------   -------------     -----------   ------------------------
     Edward A. Townsend         60           1997             2004       Chairman of the Board
     William D. Breedlove       63           2001             2005       Director
     Andrew M. Coats            67           1999             2005       Director
     Robert A. Kotecki          38           1997             2004       Director
     Joseph A. Leone            69           1973             2003       Director
     George P. Nigh             75           1997             2005       Director
     Jan A. Norton              56           1997             2003       Director
     J. David Rosenberg         53           1998             2004       Director

     The Director Nominees. The Board of Directors has nominated two candidates for election. If elected, these nominees will serve three-year terms expiring in 2006. A brief summary of each director nominee's principal occupation, business affiliations and other information follows:

     Joseph A. Leone. Mr. Leone has served as a director of the Company and Local Oklahoma Bank, National Association, a wholly-owned subsidiary of the Company (the "Bank") since 1973. Since 1987, Mr. Leone has served as managing partner with MBI, Inc., a limited partnership, which owns several commercial real estate properties located within Oklahoma. From 1978 through 1987, Mr. Leone served as Executive Vice Chancellor and Chancellor of the Oklahoma State System of Higher Education.

     Jan A. Norton. Mr. Norton was elected as a director and President of the Company and the Bank in 1997.

     The Continuing Directors. Since the Company's directors serve staggered, three-year terms, a majority of the directors continue their service each year. The continuing directors and their respective principal occupations, business affiliations and other information are as follows:

     Edward A. Townsend. Mr. Townsend was elected as a director of the Company and the Bank 1997. At the same time, Mr. Townsend became Chairman and Chief Executive Officer of the Company and the Bank. From April 1994 to February 1998, Mr. Townsend served as Chairman and Chief Executive Officer of Green Country Bank, FSB, and Chief Executive Officer of its parent corporation, Green Country Banking Corporation. From January 1993 through March 1994, Mr. Townsend served as Senior

     Vice President of Stifel, Nicolaus & Company, an investment banking firm located in St. Louis, Missouri. From October 1988 through September 1992, Mr. Townsend served as Chairman and President of Local Federal Bank, FSB (the predecessor of the Bank). From 1967 to 1987, Mr. Townsend was employed in various positions at First National Bank and later InterFirst Corporation, both in Dallas, Texas.

     William D. Breedlove. Mr. Breedlove was elected as a director of the Company and the Bank in August 2001. Mr. Breedlove is Vice Chairman of HBW Holdings, Inc. and President of HBW Investments, Inc., an investment banking firm based in Dallas, Texas. Prior to the firm's formation as a result of a merger with Hoak Securities Corporation, Mr. Breedlove was chairman, managing director and co-founder of Breedlove Wesneski & Co., a private merchant banking firm. From 1984 to 1989, Mr. Breedlove also served as president and director of Equus Capital Corporation, the corporate general partner of three public and private limited partnerships operating primarily as private equity funds. Mr. Breedlove received his B.B.A. degree in finance and banking from the University of Texas in 1962. Mr. Breedlove also serves as a director of NCI Building Systems, Inc. and Integrated Security Systems, Inc.

     Andrew M. Coats. Mr. Coats was elected as a director of the Company in 1999 and a director of the Bank 1997. On July 1, 1996, Mr. Coats became the Dean of the University of Oklahoma College of Law. Mr. Coats served as President of the Oklahoma Bar Association in 1992 and served as President of the law firm of Crowe & Dunlevy in 1987 and 1988. In 1983, Mr. Coats was elected Mayor of Oklahoma City where he served until April 1987. Mr. Coats won the Democratic nomination for U.S. Senate from Oklahoma in 1980. Mr. Coats served as the District Attorney of Oklahoma County from 1976 to 1980. Mr. Coats is a past President of the American College of Trial Lawyers.

     Robert A. Kotecki. Mr. Kotecki was elected as a director of the Company in 1997. From 1997 until May 1999, Mr. Kotecki also served as a director of the Bank. Since October 2001, Mr. Kotecki has served as a Managing Director with the investment banking firm of Sandler O'Neill & Partners, L.P., in Chicago, Illinois. From March 1993 to September 2001, Mr. Kotecki served in various capacities with Friedman, Billings, Ramsey & Co., Inc., an investment banking firm based in Arlington, Virginia. From November 1988 through March 1993, Mr. Kotecki served as an Associate with Trident Financial Corp., an investment banking firm located in Raleigh, North Carolina. Mr. Kotecki is a Chartered Financial Analyst.

     George P. Nigh. Governor Nigh was elected as a director of the Company and the Bank in 1997. From July 1992 through June 1997, Governor Nigh served as President of the University of Central Oklahoma, where he had served as Distinguished Statesman in Residence for the previous five years. From January 1979 through 1987, Governor Nigh served as Governor of the state of Oklahoma. Prior to 1979, Governor Nigh served 16 years as Lt. Governor and eight years in the House of Representatives of the state of Oklahoma. Governor Nigh currently serves as a consultant for the Bank in the area of community relations.

     J. David Rosenberg. Mr. Rosenberg was elected as a director of the Company in February 1998. Mr. Rosenberg is a senior partner of Keating, Muething & Klekamp, P.L.L., a Cincinnati, Ohio law firm, of which he has been a member since 1974. Mr. Rosenberg is a director of PFGI Capital Corporation, Hinkle Construction Co. and Greycourt and Co., Inc.

SERVICE ON THE BOARD


     Board Meetings and Committees. The Board of Directors held six meetings in 2002. Management also periodically conferred with directors between meetings regarding Company affairs. The Company's non-employee directors meet periodically without the Chief Executive Officer present. During 2002, all directors attended 75% or more of the total aggregate number of meetings of the Board of Directors and meetings of the committees of the Board on which they served.

     The Audit and Compliance Committee is currently composed of Mr. William D. Breedlove (Chairman), Mr. Andrew M. Coats and Mr. Joseph A. Leone. The Audit and Compliance Committee met seven times in 2002 with all members attending 75% or more of these meetings. The Audit and Compliance Committee is primarily concerned with the effectiveness of the Company's financial audits by its internal audit staff and by the independent auditors. Its duties include: (i) being directly responsible for the appointment and approval, compensation and oversight of the audit work of the independent auditors and such independent auditors report directly to the Audit and Compliance Committee; (ii) reviewing the scope of the audit to be conducted by the independent auditors, as well as the results of such audit; (iii) reviewing the organization and scope of the Company's internal system of audit and financial controls; (iv) reviewing the Company's financial reporting and the accounting standards and principles followed; and (v) examining other reports relating to the Company's compliance with financial institution laws and regulations. The Audit and Compliance Committee's report is set forth below under "Item 2: Ratification of Auditors".

     The Compensation and Retirement Committee (the "Committee") is currently composed of Mr. Joseph A. Leone (Chairman), Mr. Andrew M. Coats and Mr. Gene C. Howard, a director of the Company's subsidiary bank. The Committee met four times in 2002 with all members participating. The Committee sets the compensation level of the Chief Executive Officer and evaluates and reviews the reasonableness of all other executive officer compensation, establishes a general framework for the short-term incentive program and oversees the long-term incentive programs. The Committee's report is set forth below.

     The Board of Directors has not delegated its functions to any other standing committees, and thus has not created executive, nominating or other similar committees.

     Director Compensation. The Company pays its non-employee directors a quarterly retainer of $5,000. Those directors who are also a director of the Bank receive a per meeting fee of $500 (which includes telephonic board meetings) and a $2,500 quarterly retainer for service as a Bank director. The Company reimburses all ordinary and necessary expenses incurred in the conduct of its business. Committee members receive $500 per Audit and Compliance Committee and $500 per Compensation and Retirement Committee meeting, whereas the Chairman of the Audit and Compliance Committee receives $1,000 per meeting. Governor George P. Nigh also serves as community relation consultant to the Bank, for which he receives $72,000 per year and an automobile.

                   OTHER INFORMATION ABOUT DIRECTORS, OFFICERS
                            AND CERTAIN STOCKHOLDERS

BENEFICIAL OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS


     The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of March 5, 2003 by (i) each director of the Company, (ii) each named executive officer in the Summary Compensation Table, (iii) each person known or believed by the Company to own beneficially five percent or more of the common stock and (iv) all directors and executive officers as a group. Unless indicated otherwise, each person has sole voting and dispositive power with respect to such shares.

                                                                    BENEFICIAL OWNERSHIP(1)
          NAME OF DIRECTOR, EXECUTIVE OFFICER                 --------------------------------
           OR STOCKHOLDERS HOLDING 5% OR MORE                 NUMBER OF SHARES      PERCENT(2)
       --------------------------------------------           ----------------      ----------
       FMR Corporation                                               1,778,045             9.9
          82 Devonshire Street
          Boston, MA 02109
       Dalton, Greiner, Hartman, Maher & Company                     1,409,678             7.9
          565 Fifth Avenue, Suite 2101
          New York, NY  10017-2413
       Eubel Brady & Suttman Asset Management, Inc.                  1,040,306             5.8
          7777 Washington Village Drive
          Dayton, OH  45459
       Wellington Management Company, LLP                              978,100             5.5
          75 State Street
          Boston, MA  02109
       Edward A. Townsend(3)(4)(5)                                     659,323             3.6
       Jan A. Norton(3)(4)(5)                                          301,049             1.7
       J. David Rosenberg(3)                                           181,447             1.0
       Robert A. Kotecki(3)                                             66,200               *
       Richard L. Park(3) (4)(5)                                        57,996               *
       Robert L. Vanden(3)(4)(5)                                        41,769               *
       James N. Young(3)(4)(5)                                          38,117               *
       Harold A. Bowers(3)(4)(5)                                        36,112               *
       Joseph A. Leone(3)                                               18,334               *
       Andrew M. Coats(3)                                               16,114               *
       George P. Nigh(3)                                                15,834               *
       William D. Breedlove(3)                                           5,100               *
            All directors and named executive
               officers as a group (12 persons)                      1,437,395             7.6

------------------

* Less than one percent.

(1) Shares of common stock that are not outstanding but that can be acquired by a person upon exercise of an option or warrant within 60 days are included in computing the percentage for such person, but not included in computing the percentage for any other person.

(2) Percentage of beneficial ownership is based on 17,802,923 shares of common stock outstanding as of March 5, 2003.

(3) The number of shares for the following persons includes presently exercisable stock options in the amounts shown below.


     NAME                                               OPTION SHARES
     ---------------------                              -------------
     Edward A. Townsend                                    606,640
     Jan A. Norton                                         288,000
     Richard L. Park                                        43,334
     Robert L. Vanden                                       37,000
     James N. Young                                         35,000
     Harold A. Bowers                                       31,000
     Joseph A. Leone                                        13,334
     George P. Nigh                                         13,334
     J. David Rosenberg                                     13,334
     Andrew M. Coats                                        13,334
     Robert A. Kotecki                                      10,000
     William D. Breedlove                                    5,000

(4) The amount shown for the named executive officers as a group includes 14,460 shares allocated to the accounts of the named executive officers under the Bank's Employee Stock Ownership Plan ("ESOP"). These shares are allocated among the following named executive officers in the amounts shown below.

     NAME                                            ALLOCATED ESOP SHARES
     -------------------                             ---------------------

     Edward A. Townsend                                      2,410
     Jan A. Norton                                           2,410
     Richard L. Park                                         2,410
     Robert L. Vanden                                        2,410
     James N. Young                                          2,410
     Harold A. Bowers                                        2,410

(5) The amount shown for the named executive officers as a group includes 2,105 shares allocated to the accounts of the named executive officers under the Bank's 401(k) Matching Contribution Plan. These shares are allocated among the following named executive officers in the amounts shown below.

     NAME                                          ALLOCATED 401(k) SHARES
     ------------------                            -----------------------
     Edward A. Townsend                                       273
     Jan A. Norton                                            639
     Richard L. Park                                          252
     Robert L. Vanden                                         359
     James N. Young                                           380
     Harold A. Bowers                                         202

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid or accrued to the Chief Executive Officer and each of the five other most highly compensated executive officers of the Company, including officers of Local Oklahoma (the six are sometimes called the "named executive officers") for services performed in 2002, 2001 and 2000. The Company provides various perquisites to certain employees including the named executive officers. In each case, the aggregate value of the perquisites provided to the named executive officers did not exceed the lesser of $50,000 or 10% of such named executive officers' annual salary and bonus.

Summary Compensation Table

                                                                                 LONG TERM
                                                                                  COMPENSA-
                                                     ANNUAL COMPENSATION         TION AWARDS
                                                   -------------------------     -----------
                                                                                                 ALL OTHER
                                                                                                 COMPENSA-
        NAME AND                                                                   OPTIONS          TION
    PRINCIPAL POSITION                    YEAR     SALARY ($)      BONUS($)          (#)           ($)(1)
---------------------------               ----     ----------     ----------     -----------     ----------
Edward A. Townsend                        2002        320,000        500,000              --        618,623
   Chief Executive Officer                2001        320,000        500,000              --          5,100
                                          2000        320,000        500,000              --        123,978

Jan A. Norton                             2002        240,000        200,000              --         84,920
   President                              2001        240,000        200,000              --         10,669
                                          2000        240,000        175,000              --         49,476

Robert L. Vanden                          2002        225,000        150,000          10,000         10,623
   Executive Vice President               2001        225,000        150,000              --          6,412
                                          2000        225,000        125,000          15,000        148,486

James N. Young                            2002        175,000        100,000              --         10,623
   Executive Vice President               2001        175,000        100,000              --          6,732
                                          2000        175,000        110,000          15,000         41,771

Harold A. Bowers                          2002        150,000        110,000              --          9,577
   Executive Vice President               2001        150,000        100,000              --          5,100
                                          2000        150,000        110,000          15,000         43,444

Richard L. Park                           2002        150,000        150,000              --          9,470
   Executive Vice President               2001        150,000         75,000              --          5,977
                                          2000        150,000        100,000          20,000         74,775

----------

(1) The year 2002 amounts under this column represent (i) the amount of tax gross-up bonus on stock option exercises, as applicable, in the amount of $608,000 for Mr. Townsend and $74,297 for Mr. Norton, (ii) the market value of shares allocated to the named executive officers' accounts under the ESOP as of the allocation dates, which total $6,623 for each named executive officer and (iii) the 401(k) matching contribution for the year in the amount of $4,000 each for Messrs. Townsend, Norton, Vanden and Young, $2,954 for Mr. Bowers and $2,847 for Mr. Park.

EQUITY COMPENSATION PLAN INFORMATION


     The following table sets forth required information with respect to equity compensation plans of the Company as of December 31, 2002:


                                                                                                     NUMBER OF SECURITIES
                                                                                                    REMAINING AVAILABLE FOR
                                      NUMBER OF SECURITIES TO          WEIGHTED-AVERAGE             FURTHER ISSUANCE UNDER
                                      BE ISSUED UPON EXERCISE          EXERCISE PRICE OF           EQUITY COMPENSATION PLANS
                                      OF OUTSTANDING OPTIONS,        OUTSTANDING OPTIONS,            (EXCLUDING SECURITIES
           PLAN CATEGORY                WARRANTS AND RIGHTS           WARRANTS AND RIGHTS         REFLECTED IN FIRST COLUMN)
-------------------------------       -----------------------        --------------------         --------------------------

Equity compensation plans
   approved by security holders                     1,901,640        $              10.08                              2,365

Equity compensation plans not
   approved by security holders                            --                         N/A                                 --
                                      -----------------------        --------------------         --------------------------

        Total                                       1,901,640        $              10.08                              2,365
                                      =======================        ====================         ==========================


STOCK OPTIONS GRANTED IN 2002

     The following table sets forth information concerning the grant of stock options during 2002 to the named executive officer:


                                INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------
                                                                                           POTENTIAL REALIZABLE VALUE AT
                          NUMBER OF                                                     ASSUMED ANNUAL RATES OF STOCK PRICE
                         SECURITIES        % OF TOTAL                                             APPRECIATION FOR
                         UNDERLYING      OPTIONS GRANTED                                            OPTION TERMS(1)
                          OPTIONS           EMPLOYEES      EXERCISE        EXPIRATION    ------------------------------------
      NAME                GRANTED            IN 2002       PRICE (SH)         DATE             5%                   10%
----------------         ----------      ---------------   ----------      ----------    ---------------       --------------
Robert L. Vanden              5,000               14.285%  $    15.37        04/09/12    $        48,331       $      122,479
Robert L. Vanden              5,000               14.285   $    13.31        09/25/12             41,853              106,064

----------

     (1) The potential realizable value is based on the difference between the exercise price and the annually compounded increase of the market price at date of grant through the option term multiplied by the number of shares.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table provides information on option exercises in fiscal 2002 by the named executive officers and the value of such officers' unexercised options at December 31, 2002.

                                                           NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED              IN-THE MONEY OPTIONS AT
                           SHARES                                 OPTIONS                        FISCAL YEAR-END(1)
                         ACQUIRED ON      VALUE        -------------------------------     -------------------------------
      NAME                EXERCISE       REALIZED      EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
------------------     -------------     ---------     ------------     --------------     ------------     --------------

Edward A. Townsend           145,000     $ 608,000          666,640                 --     $  3,099,876     $           --

Jan A. Norton                 16,365        74,297          288,000                 --        1,339,200                 --

Richard L. Park                   --            --           43,334              6,666          201,503             30,997

Robert L. Vanden                  --            --           37,000             23,000          172,050             67,150

James N. Young                    --            --           35,000             15,000          162,750             69,750

Harold A. Bowers                  --            --           31,000             19,000          144,150             88,350

(1)  Based on a per share market price of $14.65 at December 31, 2002.


COMPENSATION AND RETIREMENT COMMITTEE REPORT

     Composition. The Committee is composed of two directors of the Company, Mr. Joseph A. Leone (Chairman) and Mr. Andrew M. Coats, and one director of the Company's subsidiary Bank, Mr. Gene C. Howard. Each of these Committee members is independent, defined as a person who is not an officer of the Company and who does not have a relationship with the Company that would interfere with the Committee member's exercise of independent judgment.

     Compensation Approach. The Committee sets the compensation level of the Chief Executive Officer (the "ceo") (subject to the terms of the CEO's existing employment agreement), reviews compensation and performance of all other executive officers, makes recommendations to the Board of Directors relating to the compensation of the Directors, establishes a general framework for the short-term incentive program and oversees the long-term incentive programs. The Committee uses a set of guiding principles, which are designed to align executive compensation with management's execution of business strategies and initiatives as well as the achievement of long-term financial performance and growth in stockholder value. The principles are as follows:

     o The Company's salaries must be competitive with comparable banking institutions with which the Company competes for highly qualified and experienced executive and senior officers. The Committee relies on its members' knowledge of other comparable banking institutions and independent surveys of executive compensation in such institutions, and may retain outside consultants for advice, to ensure executive salaries are competitive.

     o The Company maintains annual incentive programs sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

     o The Company provides equity-based incentives for executive and senior officers and other key employees to ensure that they are motivated over the long term to respond to the Company's business challenges and opportunities as stockholders as well as employees.

     Future compensation will be closely tied to performance and its impact on the growth in stockholder value. The primary components of executive compensation are base salary, short-term cash incentives and long-term equity incentives.

     Base Salary. The Company understands that base salaries must remain in a competitive range to retain capable management. The minimum base salary for the CEO is fixed by an employment agreement between the Company, the Bank and the CEO. The Committee reviews the salary level annually based on a subjective mix of the Company's performance, the CEO's experience and contributions, and the levels of compensation received by similarly situated chief executive officers at comparable companies, and may increase (but not decrease) the base salary if the Committee deems an increase is warranted. The salaries of the other executive and senior officers are established by the CEO, who evaluates these salaries in relationship to the base salary of the CEO and to their respective levels of responsibility and contributions to the Company and based on the other criteria described by the Committee in this report. The Committee reviews the reasonableness of all executive and senior officers salaries as determined by the CEO. Annual adjustments are made to maintain base salaries at levels competitive with comparable companies and to maintain an equitable relationship between the base salaries of executive and senior officers and overall merit increases for the Company's other employees. In the case of an executive or senior officer joining the Company, base salaries are also determined as one component of a total compensation package that is competitive with compensation granted by that officer's prior employer and/or other opportunities available to that officer.

     Annual Incentive Compensation. The Company provides annual incentive compensation in the form of bonuses. For bonuses paid to the CEO, the Committee assesses incentives accorded comparable positions in other companies, the reporting of pre-tax profits for the year, a comparison of return on equity, return on assets and nonperforming asset levels at comparable banking institutions and the size of the bonus in relationship to the executive's base salary. The Committee analyzes the bonus amount in relationship to the Company's broader corporate performance, its targeted growth objectives and its results of operations. The Committee also analyzes the bonus amount for the CEO in relationship to his responsibilities and his importance to the Company's operating strategy. For bonuses other than those paid to the CEO, the CEO applies similar criteria to establish bonus amounts, which are ratified by the Committee, for the other executive and senior officers. Consistent with the Company's inclination toward incentive compensation, the bonus portion of the cash compensation package tends to be weighted more than the base salary portion.

     Long-Term Incentive Compensation. The Company provides long-term incentive compensation primarily in the form of incentive and non-qualified stock options under its 1998 Stock Option Plan (the "1998 Plan"). In July 2000, the Company amended the 1998 Plan to increase the number of shares available for awards from 1,720,370 shares to 2,100,370 shares of the Company's common stock. As of December 31, 2002, options covering 1,901,640 remain outstanding with 1,532,578 exercisable at an average exercise price of $10.08 per share. Initial stock option awards for executive and senior officers are individually determined at or prior to employment at levels that are designed to attract qualified executive and senior officers and in certain cases to be competitive with options granted by their prior employers. The Company's inclination toward incentive compensation has resulted in a gradual expansion of participation in the 1998 Plan and the making of option grants has become a more significant component of the Company's compensation plan.

     Management receives value from option grants only if the common stock appreciates over the long term. The amount of individual option grants is determined based in part on competitive practices at comparable companies and on the Company's philosophy of significantly linking executive compensation with stockholder interests. In determining the size of individual grants, the Committee also considers the number of shares subject to options previously granted to each executive or senior officer or key employee, including the number of shares that have vested and that remain unvested. The Committee believes that option grants by the Company to its management are comparable to the average range for similarly situated companies.

     In structuring the CEO's compensation package, the Committee considered the possible tax implications that the compensation would have on the Company.
Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. Gains recognized upon exercise of non-qualified options are treated as compensation under the Code, and may be subject to this limitation. Exercise of the stock options granted to the CEO under the Company's 1998 Plan could result in compensation of more than $1 million (depending on the market performance of the common stock). The Company is uncertain whether compensation resulting from such options will be treated as "performance-based" under the Treasury regulations promulgated under Section 162(m) of the Code.

     For additional information regarding options awards, see the compensation tables preceding this report.

     Corporate Performance and Chief Executive Officer Compensation. Edward A. Townsend became Chief Executive Officer in September 1997. Under Mr. Townsend's employment agreement with the Company and the Bank, Mr. Townsend's annual base salary is $320,000 through September 8, 2003. In addition, Mr. Townsend holds options granted to him in 1997, which cover 606,640 shares of the Company's common stock and are exercisable at $10.00 per share as of March 5, 2003. The Company has granted no additional options to Mr. Townsend since the original grant in 1997. The employment agreement provides that the Company may increase, but not decrease, his base salary during the term of the agreement and also provides for bonuses in amounts to be determined by the Committee. The agreement was approved by the disinterested members of the Board of Directors. While the Committee may increase Mr. Townsend's base salary, the Committee chose to compensate Mr. Townsend through a bonus award of $500,000 and made no increase in his base salary.

     In determining the compensation amounts, the Committee focused largely upon Mr. Townsend's efforts in executing the Company's operating strategy and the success of that strategy to date, as reflected in the Company's steadily increasing financial performance. The Committee also considered Mr. Townsend's experience as an executive officer in the banking industry and his role in expanding and motivating executive personnel. In addition, the Committee compared Mr. Townsend's cash compensation (base salary and bonus) to the cash compensation of other chief executive officers of comparable banking institutions, as indicated by an independently prepared compensation survey. Based on Mr. Townsend's efforts and on this survey and other available information, the Committee chose to maintain the existing base salary level and to use the bonus component to bring Mr. Townsend's total cash compensation in line with the compensation packages of similarly situated chief executive officers in the banking industry. This somewhat lower base salary level and the greater emphasis upon the bonus component reflects the Committee's emphasis upon incentive compensation and its belief that incentive compensation better aligns executive compensation with Company performance and, ultimately, the interests of the stockholders.

     The Company remains committed to a philosophy of pay for performance.


Dated: March 26, 2003                                       The Compensation and
                                                         Retirement Committee of
                                                     Local Financial Corporation

                                                   Mr. Joseph A. Leone, Chairman
                                                             Mr. Andrew M. Coats
                                                              Mr. Gene C. Howard

     The preceding "Compensation and Retirement Committee Report" shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1934 ("Securities Act") or under the Exchange Act of 1933 ("Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No executive officer or employee of the Company participated in Board of Directors' decisions about executive compensation. No member of the Board and no employee of the Company serves or has served on the compensation and retirement committee (or board of directors of a corporation lacking a compensation committee) of a corporation employing a member of the Board.

EMPLOYMENT AGREEMENTS

     The Company and the Bank have entered into employment agreements with Mr. Edward A. Townsend, their Chairman of the Board and Chief Executive Officer ("CEO"), and Mr. Jan A. Norton, their President ("President"). In addition, the Bank has entered into employment agreements with Executive Vice Presidents, Mr. Robert L. Vanden, Mr. James N. Young, Jr., Mr. Harold A. Bowers and Mr. Richard
L. Park (collectively, the "Executive Vice Presidents"). Under these employment agreements, the Company and the Bank employ the CEO and the President, and the Bank employs the Executive Vice Presidents for a term of three years, which term shall be extended annually beginning on the first anniversary of the effective date of each employment agreement for successive additional one (1) year periods, upon express approval by the Board of Directors of the Company and of the Bank as to the CEO's employment agreement, and by the CEO as to the employment agreements of the President and the Executive Vice Presidents, unless either party to the employment agreements elects, not less than 60 days prior to the annual anniversary date of that agreement, not to so extend the term thereof for an additional year.

     The annual base salaries for the CEO and for the President are $320,000 and $240,000, respectively, which are paid in monthly installments. The annual base salaries for

Messrs. Vanden, Young, Bowers and Park are $225,000, $175,000, $150,000 and $150,000, respectively, which are also paid in monthly installments. These employment agreements further provide the CEO, the President and the Executive Vice Presidents with the same employee benefits that are provided by the Bank to executive employees generally, provide for vacation and participation in the Bank's benefit plans, membership in a golf and country club in the city where they work, and for an automobile of the type and kind comparable to that which the Bank provides to its other executive officers.

     The employment agreements of the CEO and of the President are terminable with or without cause by the Board of Directors of the Company and/or the Board of Directors of the Bank. The employment agreements of the Executive Vice Presidents are terminable with or without cause by the CEO and/or by the Board of Directors of the Bank. In the event the employment of the CEO, the President or any of the Executive Vice Presidents is terminated without cause, or they resign from that employment for good reason, then each of them will be entitled to receive their annual cash compensation and their other fringe benefits under their employment agreements for the remaining term of that agreement. The annual cash compensation of the CEO and the President is defined in their employment agreements as their then annual base salary plus an amount equal to the average of their respective bonuses for the three (3) immediately prior years. The annual cash compensation of the Executive Vice Presidents is defined in their employment agreements as their then annual base salary.

     Following a change of control of the Company or of the Bank, if the CEO or the President resigns for any reason, or their employment is terminated without cause, they will receive a severance benefit equal to three (3) times their annual cash compensation. They will also receive their other fringe benefits under their employment agreements for the remaining term of those agreements. The employment agreements of the CEO and of the President further provide, in the event of death, his estate shall be entitled to his annual cash compensation for the remaining term of his agreement. If any of the Executive Vice Presidents resigns from his employment for good reason, or is terminated without cause, he will receive a severance benefit equal to the higher of the amount of annual cash compensation for the remaining term of his agreement or two times his then annual cash compensation. Each Executive Vice President will also receive his other fringe benefits under the employment agreements for the remaining term of the agreement. The sum of the said severance benefits, which can be paid to the CEO, the President or any of the Executive Vice Presidents, is limited to amounts that will not constitute "excess parachute payments" under the Code.

NON-COMPETE/NON-SOLICITATION AGREEMENTS

           In January 2001, the Company and the Bank (the "Employers") entered into change of control non-compete/non-solicitation agreements with Mr. Townsend and Mr. Norton (the "Executives"). Under the agreements, the Executives agreed that they will not compete against the Employers following a change of control in either of the Employers. The scope of the covenant not-to-compete covers banking activity within the state of Oklahoma. The Executives further agreed not to solicit the Employers' employees or customers on behalf of a competitor. The covenant not-to-compete or solicit extends for a five year period following the change of control. In exchange for such covenants, the Employers agreed to pay Mr. Townsend a net-of-tax payment of $3.0 million and to pay Mr. Norton a net-of-tax payment of $650,000. The payments are contingent upon a change of control in either Employer. The payment obligation is voided if the Executives voluntarily resign without "good reason" or are terminated "for cause" prior to a change of control (as those terms are defined in the employment agreements) or if their employment terminates more than one year from the beginning of negotiations resulting in the change of control.

CERTAIN TRANSACTIONS

     During 1999, Local Securities Corporation, the broker/dealer subsidiary of the Bank, committed $300,000 to HBW Investments LLP to be used as venture capital investments. Company director William D. Breedlove is Vice Chairman of HBW Investments. Unrealized loss on the venture capital investments, amounting to $103,635, has been included in the Company's 2002 consolidated financial statements.

     During fiscal 2002, Governor George P. Nigh, a director of the Company, received consulting fees of $72,000 plus the use of an automobile pursuant to a consulting agreement with the Bank.

     The Bank provides loans to its directors and officers in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. Such loans do not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2002, and combining all loans to directors and executive officers in excess of $60,000, the Bank had an amount outstanding of $3,695,304 of loans to directors and executive officers. This amount represented 2.2% of the Company's consolidated stockholders' equity as of that date.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that with respect to the year ended December 31, 2002, the Company's officers and directors satisfied the reporting requirements promulgated under
Section 16(a) of the Exchange Act, except for Messrs. Roper and Vanden, each of whom did not file a timely Form 4 in connection with the acquisition of option shares of common stock and Mr. Young, whom did not file a timely Form 4 in connection with the disposition of shares of common stock.

                                     ITEM 2
                            RATIFICATION OF AUDITORS

VOTE ON THE INDEPENDENT AUDITORS

     On the recommendation of the Audit and Compliance Committee, the Board of Directors appointed KPMG LLP, independent certified public accountants ("KPMG"), to audit the consolidated financial statements of the Company for the year ending December 31, 2003. The Company is advised that no member of KPMG has any direct or material indirect financial interest in the Company or, during the past three years, has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

KPMG has audited the Company's consolidated financial statements since 1997. Ratification of the Board's appointment shall be effective upon receiving the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.

AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES, AND ALL OTHER FEES

     The following table presents fees for professional audit services rendered by KPMG for the audit of the Company's annual consolidated financial statements for 2002 and fees billed for other services rendered by KPMG.


           Audit Fees, excluding audit-related                                         $          225,700

           Financial information systems designs
                 and implementation                                                                    --

           All other fees:
                 Audit-related fees(1)                       $           85,503
                 Other non-audit services(2)                             33,570
                                                             ------------------
                                                                                                  119,073
           Total                                                                       $          344,773
                                                                                       ==================

----------

(1) Audit-related services included audits of financial statements of the Company's 401(K) Plan and ESOP and internal audit assistance.

(2) Non-audit services consisted of tax compliance and consulting services, after consulting services and operational efficiency review.

     The Audit and Compliance Committee has considered and determined that KPMG's non-audit services are compatible with maintaining its independence as an auditor.

          THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THIS PROPOSAL.

     If the appointment is not ratified, the Board of Directors will consider the appointment of other independent auditors. A representative from KPMG is expected to be present at the Annual Meeting, will be offered the opportunity to make a statement, and will be available to respond to appropriate questions.

AUDIT AND COMPLIANCE COMMITTEE REPORT

     The Audit and Compliance Committee of the Local Financial Corporation's Board of Directors (the "Committee") is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers listing standards, and operates under a written charter revised by the Board of Directors in January 2003. A copy of the charter can be found in Addendum A to the Proxy Statement. The Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent auditors.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company's independent auditors also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent auditors that firm's independence.

     To the extent not already covered above, the Company's independent auditors discussed with the Committee certain information required by Section 204 of the Sarbanes-Oxley Act of 2002.

     Based on the Committee's discussion with management and the independent auditors and the Committee's review of the representation of management and the report of the independent auditors to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission.

Dated:     February 26, 2003              The Audit and Compliance Committee of
                                                    Local Financial Corporation

                                             Mr. William D. Breedlove, Chairman
                                                            Mr. Joseph A. Leone
                                                            Mr. Andrew M. Coats

     The preceding "Audit and Compliance Committee Report" shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

PERFORMANCE GRAPH

     The following graph compares the market values of the Company's common stock to the Nasdaq - Total US Index and the SNL $1B-$5B Bank Asset-Size Index. The graph assumes an investment of $100 on April 22, 1998 (the date the common stock was listed for trading), and that all dividends were reinvested and are weighted on a market capitalization basis.

                              (PERFORMANCE GRAPH)

          GRAPH DOLLAR VALUES                4/22/98       12/31/98      12/31/99      12/31/00      12/31/01     12/31/02
          -------------------                -------       --------      --------      --------      --------     --------
Local Financial Corporation                   100.00          65.45         75.91         95.45        101.75       106.55
Nasdaq - Total US                             100.00         115.43        214.51        129.03        102.38        70.68
SNL $1B-$5B Bank Index                        100.00          89.35         82.12         93.18        113.22       130.70

     Effective July 15, 1999, the Company delisted its common shares from the American Stock Exchange and listed them with the Nasdaq National Market System, trading under the symbol "LFIN."

     The Performance Graph shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

                   OTHER INFORMATION ABOUT THE ANNUAL MEETING


OTHER MATTERS COMING BEFORE THE MEETING

     As of the date of this Proxy Statement, the Company knows of no business to come before the Annual Meeting other than that referred to above. Our Bylaws and rules of conduct for the Annual Meeting prohibit the introduction of substantive matters not previously presented to the Stockholders in a Proxy Statement. As to other business, such as procedural matters, that may come before the Annual Meeting, the person or persons holding proxies will vote those proxies in the manner they believe to be in the best interests of the Company and its stockholders.

STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

     In connection with the Company's next annual meeting, stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article II, Section 3 of the Company's Bylaws, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 45 days or more than 90 days prior to the annual meeting; provided however, that in the event that less than 60 days notice of the date of the meeting is given to stockholders or prior public disclosure of the date of the meeting is made, notice by the stockholder to be timely must be received not later than the close of business on the 15th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Such stockholder's notice is required to set forth as to each matter the stockholder proposes to bring before an annual meeting certain information specified in the Bylaws.

     Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which currently is scheduled to be held in May 2004, must be received at the principal executive offices of the Company, 3601 N.W. 63rd Street, Oklahoma City, Oklahoma 73116, Attention: Richard L. Park, no later than December 11, 2003.

ADDITIONAL INFORMATION

     The Company will bear the cost of soliciting proxies. Officers and regular employees may solicit proxies by further mailings, personal conversations, or by telephone, facsimile or other electronic transmission. They will do so without compensation other than their regular compensation. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

     The Company will report the voting results of the Annual Meeting in our quarterly report on Form 10-Q for the period ended June 30, 2003, which we expect to file with the SEC in August 2003.

     A copy of the Company's Annual Report to Stockholders, which includes a copy of the Company's Annual Report to Stockholders on Form 10-K for the year ended December 31, 2002, accompanies this Proxy Statement. Such annual reports are not part of the proxy solicitation materials.

     OUR ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE YEAR ENDED DECEMBER 31, 2002, WHEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON REQUEST TO MR. RICHARD L. PARK, CHIEF FINANCIAL OFFICER, LOCAL FINANCIAL CORPORATION, 3601 N.W. 63RD STREET, OKLAHOMA CITY, OKLAHOMA 73116. STOCKHOLDERS REQUESTING EXHIBITS TO THE FORM 10-K WILL BE PROVIDED THE SAME UPON PAYMENT OF REPRODUCTION EXPENSES.

                                            By Order of the Board of Directors



                                                     Alan L. Pollock
                                                        Secretary
April 11, 2003

                                   ADDENDUM A

                           LOCAL FINANCIAL CORPORATION
                         AUDIT AND COMPLIANCE COMMITTEE
                                     CHARTER

     The Board of Directors of Local Financial Corporation (the "Company") has constituted and established an Audit and Compliance Committee (the "Committee") with authority, responsibility, and specific duties as described in this Audit and Compliance Committee Charter.

A.   COMPOSITION

     The Committee shall consist of three or more directors, each of whom is "independent" as such term is defined in the Sarbanes-Oxley Act of 2002 (the "Act") and regulations promulgated thereunder and under the rules of the NASDAQ National Market.

     Each director shall be free from any relationship that, in the opinion of the Board of Directors, as evidenced by its annual selection of such Committee members, would interfere with the exercise of independent judgment as a Committee member. Each Committee member shall be able to read and understand financial statements (including the company's balance sheet, income statement and cash flow statement). At least one Committee member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience resulting in financial sophistication (including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities) such that he or she meets the definition of a "financial expert" as such term is defined in regulations issued by the Securities and Exchange Commission (the "SEC").

     These requirements are intended to satisfy the Act and the NASDAQ listing requirements relating to the composition of audit committees, and shall be construed accordingly.

B.   MISSION STATEMENT AND PRINCIPAL FUNCTIONS

     The Committee shall have access to all records of the Company and shall have and may exercise such powers as are appropriate to its purpose. The Committee shall perform the following functions:

     (1) Understand the accounting policies used by the Company for financial reporting and tax purposes and approve their application; it shall also consider any significant changes in accounting policies that are proposed by management or required by regulatory or professional authorities.

     (2) Review the Company's audited financial statements and related footnotes and the "Management's Discussion and Analysis" portion of the annual report on Form 10-K prior to the filing of such report, and recommend to the Board of Directors whether such financial statements shall be included in the Company's annual report on Form 10-K, based upon the Committee's review and discussions with its independent public accounting firm.

     (3) Review the Company's unaudited financial statements and related footnotes and the "Management Discussion and Analysis" portion of the Company's Form 10-Q for each interim quarter and ensure that the independent public accounting firm also reviews the Company's interim financial statements before the Company files its quarterly report on Form 10-Q with the SEC.

     (4) Study the format and timeliness of financial reports presented to the public or used internally and, when indicated, recommend changes for appropriate consideration by management.

     (5) Meet with the Company's legal counsel to review legal matters that may have a significant impact on the Company or its financial reports.

     (6) Ensure that management has been diligent and prudent in establishing accounting provisions for probable losses or doubtful values and in making appropriate disclosures of significant financial conditions or events.

     (7) Review press releases submitted by management in connection with the release of quarterly, annual, or special financial statements. In respect thereto, recommend to the Chairman of the Board any changes that appear necessary to conform releases with appropriate professional practice.

     (8)  Review and reassess the adequacy of this Charter annually.

     INDEPENDENT PUBLIC ACCOUNTANTS:

     (9) Be directly responsible for the appointment and approval, compensation and oversight of the audit work of an independent public accounting firm employed for the purpose of preparing or issuing an audit report with respect to the Company; such independent public accounting firm shall be duly registered with the Public Accounting Oversight Board following its establishment (all references herein to a registered public accounting firm shall mean an independent public accounting firm prior to the establishment of the Public Accounting Oversight Board and a registered public accounting firm following the establishment of the Public Accounting Oversight Board); and such registered public accounting firm shall be instructed to report directly to the Committee.

     (10) Approve in advance any non-audit service permitted by the Act, including tax services, that its registered public accounting firm renders to the Company, unless such prior approval may be waived because of permitted exceptions under the Act.

     (11) To the extent required by applicable regulations, disclose in periodic reports filed by the Company approval by the Committee of allowable non-audit services to be performed for the Company by the registered public accounting firm performing the Company's audit.

     (12) Delegate to one or more members of the Committee the authority to grant pre-approvals for auditing and allowable non-auditing services, which decision shall be presented to the full Committee at its next scheduled meeting for ratification.

     (13) Receive a timely report from its registered public accounting firm performing the audit of the Company, which details: (1) all critical accounting policies and practices to be used in the audit; (2) all alternate treatment of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosure and the treatment preferred by the registered public accounting firm; and (3) other material written communications between the registered public accounting firm and the management of the Company, including, but not limited to, any management letter or scheduled or unadjusted differences.

     (14) Ensure that the registered public accounting firm submits to the Committee written disclosures and the letter from the registered public accounting firm required by Independence Standards Board Standard No. 1 [Independence Discussions with Audit Committees], and discuss with the registered public accounting firm's their independence.

     (15) Discuss with the registered public accounting firm the matters required to be discussed by SAS 61 [Communication with Audit Committees] and SAS 90 [Audit Committee Communications].

     (16) Engage independent counsel and other advisers, as the Committee may determine in its sole discretion to be necessary, to carry out the Committee's duties.

     (17) Submit to the Chief Financial Officer of the Company both an annual budget and invoices to fund appropriate compensation to the registered public accounting firm employed by the Company for the purpose of rendering or issuing an audit report and for compensation of others employed by the Committee.

     (18) Obtain from the registered public accounting firm, at least annually, a formal written statement delineating all relationships between the registered public accounting firm and the Company, and at least annually discuss with the registered public accounting firm any relationship or services which may impact the registered public accounting firm's objectivity or independence, and take appropriate actions to ensure such independence.

     INTERNAL AUDIT DEPARTMENT:

     (19) Cause to be maintained an appropriate internal audit program covering the Company and all its subsidiaries by internal auditors who report to the Committee and the Board of Directors.

     (20) Review and approve the audit plan and budget of the Internal Audit Department which shall report at least annually to the Committee regarding the staffing plans, financial budget and audit schedules and the adequacy thereof.

     (21) Act upon management's recommendation in regard to the selection of and/or the dismissal of the Director of Internal Audit.

     (22) Review the scope and coordination efforts of the joint internal/external audit program with both internal auditors and the registered public accounting firm.

     (23) Review reports of any material defalcations and other reportable incidents related to the financial statements or financial reporting of Local Oklahoma Bank, NA (the "Bank") and supervise and direct any special projects or investigations considered necessary by the Committee.

     (24) Review reports of internal auditors and examinations made by regulatory agencies and management's response to them, evaluate the reports in regard to control and/or compliance implications and determine whether appropriate corrective action has been implemented.

     REGULATORY COMPLIANCE:

     (25) Cause to be maintained an appropriate regulatory compliance program covering the Company and its subsidiaries to aid compliance with the laws and regulations applicable to financial institutions.

     (26) Review reports of the compliance officer covering the scope and adequacy of the compliance program, the degree of compliance and cooperation, and the implementation of corrective actions (if necessary or appropriate).

     (27) Receive reports on the Bank's compliance with Section 112 of the Federal Deposit Insurance Corporation Improvement Act and review the basis for the reports issued under the rule with management, the Internal Audit Department and the registered public accounting firm.

     INTERNAL CONTROL:

     (28) Review periodically the scope and implications of the Bank's internal financial procedures and consider their adequacy.

     (29) Maintain direct access to the senior bank staff. If useful, require that studies be initiated on subjects of special interest to the Committee.

     (30) Review the comments on internal control submitted by the internal auditors and the registered public accounting firm to ensure that appropriate suggestions for improvement are promptly considered for insertion into the Bank's internal financial procedure.

     (31) Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     LOAN REVIEW:

     (32) Cause to be maintained an appropriate loan review program for the Bank.

     (33) Review reports of the loan review officer covering the scope and adequacy of the loan review program, compliance with applicable laws, regulations and Bank policy, and the implementation of corrective actions (if necessary or appropriate).

     REGULATORY EXAMINERS

     (34) Meet with representatives of the applicable regulatory examiners of the institution and discuss matters relating to their review and supervision of the organization.

     (35) Ensure management has taken appropriate corrective action regarding any significant regulatory matters reported by the examiners.

C.   MEETINGS

     Meetings of the Committee will be held at least quarterly and such other times as shall be required by the Chairman of the Board, or by a majority of the members of the Committee. All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof. Written minutes pertaining to each meeting shall be filed with the Secretary and an oral report shall be presented by the Committee at each Board meeting.

     At the invitation of the Chairman of the Committee, the meetings shall be attended by the Chief Executive Officer, the Chief Financial Officer, the representatives of the registered public accounting firm, and such other persons whose attendance is appropriate to the matters under consideration.



                                              Amended by Committee
                                               as of December 4, 2002


                                              Approved by Board
                                               as of December 4, 2002

                           LOCAL FINANCIAL CORPORATION
                              3601 N.W. 63RD STREET
                         OKLAHOMA CITY, OKLAHOMA 73116

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Edward A. Townsend and Richard L. Park as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Local Financial Corporation held of record by the undersigned on March 31, 2003, at the Annual Meeting of Shareholders to be held on May 28, 2003, or any adjournment thereof.



      (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)              SEE REVERSE
                                                                       SIDE

                        ANNUAL MEETING OF SHAREHOLDERS OF

                           LOCAL FINANCIAL CORPORATION
                                  MAY 28, 2003






                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.



              * Please detach and mail in the envelope provided. *






-----------------------------------------------------------------------------------------------------------------------------------
      PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       FOR   AGAINST   ABSTAIN
1. Election of Directors:                                  2.RATIFICATION OF KPMG LLPAS INDEPENDENT    [ ]     [ ]       [ ]
                                 NOMINEES:                   AUDITORS FOR 2003
   [ ] FOR ALL NOMINEES          [ ] Joseph A. Leone
                                 [ ] Jan A. Norton
   [ ] WITHHOLD AUTHORITY
       FOR ALL NOMINEES                                    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED
                                                           IN  THE  MANNER DIRECTED HEREIN BY THE UNDERSIGNED
   [ ] FOR ALL EXCEPT                                      SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
       (See instructions below)                            WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES
                                                           AND FOR RATIFICATION OF THE INDEPENDENT AUDITORS.
                                                           IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO
                                                           VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY
                                                           COME BEFORE THE MEETING, OR ANY ADJOURNMENT
                                                           THEREOF.

---------------------------------------------------------
INSTRUCTION: To withhold authority to vote for any
             individual nominee(s), mark "FOR ALL EXCEPT"
             and fill in the circle next to each nominee
             you wish to withhold, as shown here:
---------------------------------------------------------







Signature of Shareholder                       Date:              Signature of Shareholder                       Date:
                        ----------------------      -------------                         ----------------------      -------------
     NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign.
           When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                           LOCAL FINANCIAL CORPORATION
                                  MAY 28, 2003

                            -------------------------
                            PROXY VOTING INSTRUCTIONS
                            -------------------------

     MAIL - Date, sign and mail your proxy card in the
     envelope provided as soon as possible.                                ------------------------------------------
                       - OR -                                              COMPANY NUMBER
     TELEPHONE - Call toll-free 1-800-PROXIES from                         ------------------------------------------
     any touch-tone telephone and follow the instruc-                      ACCOUNT NUMBER
     tions.  Have your control number and proxy card                       ------------------------------------------
     available when you call.                                              CONTROL NUMBER
                       - OR -                                              ------------------------------------------
     INTERNET - Access "WWW.VOTEPROXY.COM" and
     follow the on-screen instructions. Have your control
     number available when you access the web page.



              * Please detach and mail in the envelope provided. *






-----------------------------------------------------------------------------------------------------------------------------------
      PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       FOR   AGAINST   ABSTAIN
1. Election of Directors:                                  2.RATIFICATION OF KPMG LLPAS INDEPENDENT    [ ]     [ ]       [ ]
                                 NOMINEES:                   AUDITORS FOR 2003
   [ ] FOR ALL NOMINEES          [ ] Joseph A. Leone
                                 [ ] Jan A. Norton
   [ ] WITHHOLD AUTHORITY
       FOR ALL NOMINEES                                    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED
                                                           IN  THE  MANNER DIRECTED HEREIN BY THE UNDERSIGNED
   [ ] FOR ALL EXCEPT                                      SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
       (See instructions below)                            WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES
                                                           AND FOR RATIFICATION OF THE INDEPENDENT AUDITORS.
                                                           IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO
                                                           VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY
                                                           COME BEFORE THE MEETING, OR ANY ADJOURNMENT
                                                           THEREOF.


---------------------------------------------------------
INSTRUCTION: To withhold authority to vote for any
             individual nominee(s), mark "FOR ALL EXCEPT"
             and fill in the circle next to each nominee
             you wish to withhold, as shown here:
---------------------------------------------------------








---------------------------------------------------------
To change the address on your account, please check   [ ]
the box at right and indicate your new address in the
address space above. Please note that changes to the
registered name(s) on the account may not be submitted
via this method.
---------------------------------------------------------

Signature of Shareholder                       Date:              Signature of Shareholder                       Date:
                        ----------------------      -------------                         ----------------------      -------------
     NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign.
           When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.